SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
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                                  FORM 8-A

             FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                 PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

 LTM Holdings, Inc. (to be renamed "Loews Cineplex Entertainment Corporation")
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            (Exact name of registrant as specified in its charter)



               Delaware                               13-338-6485
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      (State of incorporation or         (I.R.S. Employer Identification No.)
             organization)



711 Fifth Avenue, 11th Floor, New York, NY                10022
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 (Address of principal executive offices)               (Zip Code)

     SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:


                                                New York Stock Exchange
Common Stock, par value $.01 per share          Toronto Stock Exchange
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    (Title of each class to be so              (Name of each exchange
             registered)                       on which each class is
                                                  to be registered)

     SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                                    None
                                    ----

       ITEM 1        Description of Registrant's Securities to be Registered
                     -------------------------------------------------------

                     The information required by this item is hereby incorporated by reference to the Registrant's Registration Statement on Form S-4 (Registration No. 333-46313) filed with the Securities and Exchange Commission on February 13, 1998

       ITEM 2        Exhibits
                     --------

                     None

                                 SIGNATURE
                                 ---------

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

May 7, 1998

                                          LTM Holdings, Inc.

                                          By:/s/ John J. Walker
                                             ------------------
                                             John J. Walker
                                             Senior Vice President
                                             and Chief Financial Officer